Unsecured Convertible Loan Notes and Derivative Financial Instruments	6 Months Ended
Jun. 30, 2026
Disclosure of detailed information about financial instruments [abstract]
Unsecured Convertible Loan Notes and Derivative Financial Instruments

Note 8 Unsecured Convertible Loan Notes and Derivative Financial Instruments

Yorkville Convertible Debentures

On July 24, 2025, the Company entered into a funding agreement with YA II PN, Ltd, an affiliate of Yorkville Advisors Global, LP (“Yorkville”), under which the Company issued $100.0 million of unsecured convertible debentures, for proceeds of $95.0 million.

The convertible debentures are unsecured obligations of the Company and were issued at a price equal to 95% of face value. The debentures bear interest at 5% per annum, payable semi-annually in cash, ordinary shares, or a combination of both at the discretion of Yorkville.

The debentures mature 18 months from the relevant drawdown date, unless earlier converted or redeemed. Yorkville may elect to convert all or part of the outstanding debentures into fully paid ordinary shares at a variable conversion price, subject to a floor price of A$0.12 per share and an upper limit based on a fixed conversion price of A$0.6435.

The funding agreement provided for the issuance of the debentures in multiple tranches, with drawdowns subject to certain conditions precedent, including market capitalization, liquidity thresholds and the absence of a material adverse change. At June 30, 2026, the convertible debentures have been fully drawn down, and $65.0 million of convertible debentures had been converted.

If all outstanding convertible notes were converted at June 30, 2026, 360,163,110 ordinary shares would have been issued upon conversion.

The Company may, at its discretion, redeem the debentures in cash at any time up to three months prior to the applicable maturity date at a price equal to 110% of the outstanding principal amount. Early redemption is permitted only where both (i) the average of the seven daily VWAPs of the Company’s Shares traded on the ASX immediately preceding the proposed redemption date, and (ii) the VWAP of the Shares on the ASX on the trading day immediately prior to the proposed redemption date, are each below the fixed conversion price. Any outstanding debentures not converted prior to maturity are repayable in cash on the maturity date.

Notes to the Consolidated Financial Statements

for the Half-Year Ended June 30, 2026

Note 8 Unsecured Convertible Loan Notes and Derivative Financial Instruments (continued)

Under the terms of the Funding Agreement, an Amortization Event occurs where the market price of the Company’s ordinary shares is below the Floor Price on five of seven consecutive trading days. Upon the occurrence of an Amortization Event, the Company may be required to redeem in cash 20% of the $35.0 million outstanding principal amount of the Convertible Debentures, together with any other amounts payable under the Funding Agreement. Where the circumstances giving rise to the Amortization Event continue, the amortization requirement may recur at 30-day intervals, potentially resulting in further cash redemptions of the outstanding Convertible Debentures.

The fair value of the conversion option (derivative financial liability) was determined using Monte Carlo Simulation methodology. The key assumptions include:

•
The volatility of the NOVONIX share price;
•
The risk-free rate.

The derivative financial liability is carried at fair value at each reporting date, with gains or losses being recognized in the consolidated statement of profit or loss and other comprehensive income. The remainder of the proceeds were allocated to borrowings with the liability recognized at amortized cost until extinguished on conversion or maturity of the notes.

LGES Convertible Debentures

On June 21, 2023, the Group issued 45,221,586 convertible loan notes, with a face value of A$1.00 per note, a coupon rate of 4%, and a maturity date of June 7, 2028 for proceeds of US$30 million to LGES. The notes have a conversion price of A$1.60 per ordinary share. The convertible notes will mandatorily convert into ordinary shares upon acceptance of the ﬁrst purchase order under the purchase agreement with LGES, although LGES may elect to convert some or all the notes prior to such time. No interest would be payable on the notes in these circumstances.

The convertible notes may be redeemed or converted (at the election of LGES) on the maturity date, in which case interest is payable in cash (in respect of a redemption) or "in-kind" (in the case of conversion).

As the Company does not have the right to defer settlement of the liability, it has appropriately classiﬁed its convertible notes and associated derivative ﬁnancial instruments as current, in accordance with the amendments to IAS 1.

Notes to the Consolidated Financial Statements

for the Half-Year Ended June 30, 2026

Note 8 Unsecured Convertible Loan Notes and Derivative Financial Instruments (continued)

The convertible notes are presented in the consolidated balance sheet as follows:

Borrowings (current liabilities)	LGES	Yorkville	TOTAL
	2026	2026	2026

Balance at Dec 31, 2025	$32,161,978	$28,553,650	$60,715,628
Conversions	-	(3,537,619)	(3,537,619)
Accretion of costs of issue of convertible note		486,710	486,710
Interest expense*	893,258	-	893,258
Balance at Jun 30, 2026	$33,055,236	$25,502,741	$58,557,977

* Interest expense on the LGES convertible notes, for the year ended December 31, 2025, is calculated by applying the effective interest rate of 6.56% to the liability component. Interest payable on the Yorkville convertible notes is included in sundry payable and accrued expenses.

Derivative financial instruments (current liabilities)	LGES	Yorkville	TOTAL
	2026	2026	2026

Balance at Dec 31, 2025	$1,680,427	$5,544,722	$7,225,149
Fair value gain	(1,512,529)	(2,307,913)	(3,820,442)
Loss on extinguishment of convertible notes	-	2,433,871	2,433,871
Conversions	-	(3,054,953)	(3,054,953)
Effect of foreign currency movements	(115)	115,099	114,984
Balance at Jun 30, 2026	$167,783	$2,730,826	$2,898,609

The fair value of the conversion option (derivative ﬁnancial liability) was determined using the Monte Carlo Simulation methodology. The derivative ﬁnancial liability is carried at fair value at each reporting date, with gains or losses being recognized in the consolidated statement of proﬁt or loss and other comprehensive income. The remainder of the proceeds were allocated to borrowings with the liability recognized at amortized cost until extinguished on conversion or maturity of the notes. Interest is applied using the effective interest rate.

Fair Value Hierarchy

The derivative ﬁnancial liability is classiﬁed as a Level 3 fair value in the fair value hierarchy as one or more of the signiﬁcant inputs is not based on observable market data.